ACQUISITIONS (Final allocation of the purchase price to the assets acquired and liabilities) (Details) - Steel Media [Member]	Oct. 30, 2014 USD ($)
Final allocation of the purchase price to the assets acquired and liabilities assumed based on the estimated fair values
Cash	$ 32,038
Accounts receivable and other assets	2,975,728
Equipment	7,777
Non-compete agreement	1,250,000
Goodwill	16,314,957
Total assets acquired	20,580,500
Accounts payable and other liabilities	(1,996,458)
Total	$ 18,584,042